Exhibit 10.7

WECOSIGN ™

RENTAL PAYMENT GUARANTEE CERTIFICATE

Certificate Number: 1234

Sample
Sample
Sample
Sample

Tenant : Joe Tenant

Guarantor :

WECOSIGN™ Inc., a California Corporation
3400 West MacArthur Blvd., Suite I
Santa Ana, California 92704
P 714-556-6800
F 714-556-6803
info@wecosign.com
www.wecosign.com

Agreement:

The Parties to this Agreement are WECOSIGN™, Inc. a California corporation (hereinafter referred to as “CO-SIGNER”), and Network Management Inc. (hereinafter referred to as “OWNER/AGENT”).

The OWNER AGENT acknowledges that they have read the Rental Payment Guarantee and
Understand and agree to it’s terms.

The CO-SIGNER agrees to guarantee the payment of monetary damages suffered by OWNER/AGENT subject to and in accordance with the terms and conditions of the RENTAL PAYMENT GUARANTEE (hereinafter referred to as
 “RPG”) entered into between CO-SIGNER and OWNER/ANGENT

The R.P.G. shall continue in full force and effect for the entire term of TENANT or TENANTS original lease. Any extension along with any rental increase during such tenancy must be submitted in writing to CO-SIGNER 30 Days prior to any such changes.

Dated: January 5,2009

BY: _________________________________________

WECOSIGN™ Authorized Agent